Exhibit 10

PRICEWATERHOUSECOOPERS LLP
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                                                  PRICEWATERHOUSECOOPERS LLP
                                                  CHARTERED ACCOUNTANTS
                                                  99 Bank Street
                                                  Suite 800
                                                  Ottawa Ontario
                                                  Canada K1P 1E4
                                                  Telephone +1 (613) 237 3702
                                                  Facsimile +1 (613) 237 3963

CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-51468) of Workstream Inc. (formerly E-Cruiter.com Inc.) of our report dated July 6, 2001, except for note 13, which is at August 1, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 20F.


/s/ PricewaterhouseCoopers LLP


Ottawa, Canada
November 30, 2001










PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and other members of the worldwide PricewaterhouseCoopers organization.